UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 13, 2012

JPMORGAN CHASE & CO. (Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5805 (Commission File Number)	13-2624428 (IRS Employer Identification No.)

270 Park Avenue, New York, NY (Address of Principal Executive Offices)	10017 (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 13, 2012, the Firm hosted an investor presentation relating to its 2012 second quarter earnings. At the presentation, the Firm also discussed the preliminary findings of its internal review of losses incurred in the first and second quarters of 2012 by its Chief Investment Office (“CIO”). Exhibit 99.1 and Exhibit 99.2 are copies of the slides furnished at, and posted on the Firm's website in connection with, the 2012 second quarter earnings presentation. Exhibit 99.3 is a copy of the slides furnished at, and posted on the Firm's website in connection with, the presentation on the CIO review. All the slides are being furnished pursuant to this Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 shall not be deemed to be incorporated by reference into the filings of the Firm under the Securities Act of 1933, as amended.

This Current Report on Form 8-K (including the Exhibits hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.'s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase and Co.'s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.'s Annual Report on Form 10-K for the year ended December 31, 2011, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase's website (www.jpmorganchase.com) and on the Securities and Exchange Commission's website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	JPMorgan Chase & Co. Presentation Slides - Executive Comments
99.2	JPMorgan Chase & Co. Presentation Slides on 2012 Second Quarter Financial Results
99.3	JPMorgan Chase & Co. Presentation Slides - CIO Task Force Update

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ Douglas Braunstein
Douglas Braunstein

Executive Vice President and Chief Financial Officer
[Chief Financial Officer]

Dated:	July 13, 2012

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	JPMorgan Chase & Co. Presentation Slides - Executive Comments
99.2	JPMorgan Chase & Co. Presentation Slides on 2012 Second Quarter Financial Results
99.3	JPMorgan Chase & Co. Presentation Slides - CIO Task Force Update

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